Filed pursuant to Rule 497(e)
under the Securities Act of 1933,
as amended Securities Act File
No. 333-141120

FUNDVANTAGE TRUST

(THE “TRUST”)

Ambrus tax-conscious national bond fund

ambrus core bond fund

ambrus tax-conscious california bond fund

(THE “FUNDS”)

Supplement dated May 23, 2023 to the Funds’ Statement of Additional Information (“SAI”) dated February 1, 2022

The third and fourth sentences of the third paragraph of the section titled “Investment Advisory Services” beginning on page 41 the Funds’ SAI is replaced with the following:

The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Funds to the extent necessary to ensure that each Fund’s total operating expenses (excluding taxes, fees and expenses attributable to a distribution or service plan adopted by FundVantage Trust (the “Trust”), interest, extraordinary items, “Acquired Fund Fees and Expenses” and brokerage commissions) do not exceed 0.50% (on an annual basis) with respect to each Fund’s average daily net assets (the “Expense Limitation”) until January 31, 2025, and do not exceed 0.60% (on an annual basis) with respect to each Fund’s average daily net assets until January 31, 2026. The Expense Limitation for each Fund will remain in place until January 31, 2026 unless the Board of Trustees the Trust approves its earlier termination. Prior to May 23, 2023, the Expense Limitation was 0.60%.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE